Exhibit 99.1

KNIGHT CAPITAL GROUP ANNOUNCES GAAP EARNINGS OF $0.23 PER DILUTED SHARE FOR THIRD QUARTER 2005

GAAP earnings include $0.03 per diluted share of non-operating real estate charges recorded within the company’s Equity Markets segment; excluding this charge, third quarter 2005 operating earnings from continuing operations were $0.26 per diluted share

Equity Markets business segment led financial performance improvement, with adjustments to broker-dealer operations gaining traction and institutional business remaining on track

Asset Management business segment made an important contribution to earnings, with strong performance across Deephaven’s strategies

Knight Board of Directors approved a $25 million increase in the company’s share repurchase program

JERSEY CITY, New Jersey (October 19, 2005) – Knight Capital Group, Inc. (Nasdaq: NITE) today reported GAAP earnings of $24.4 million, or $0.23 per diluted share, for the third quarter of 2005. For the third quarter of 2005, the company recorded charges of $3.2 million, net of tax, or $0.03 per diluted share, relating to the costs associated with excess real estate capacity in Jersey City. Excluding this charge, third quarter 2005 operating earnings from continuing operations were $27.2 million, or $0.26 per diluted share.

For the third quarter of 2004, the company reported a GAAP loss of $1.3 million, or a loss of $0.01 per diluted share, which included a net loss from continuing operations of $6.6 million, or a loss of $0.06 per diluted share, and income from discontinued operations of $5.3 million, net of tax, or $0.05 per diluted share.

“Continuing operations” include the company’s two operating business segments, Equity Markets and Asset Management. Continuing operations also include a Corporate segment, encompassing corporate investments and overhead expenses. Amounts reported as “discontinued operations” include the company’s former Derivative Markets business segment, the sale of which was completed to Citigroup at the close of business on December 9, 2004.

Revenues for the third quarter of 2005 were $184.1 million, compared to $101.8 million from continuing operations for the third quarter of 2004.

“Knight experienced its best results from continuing operations since the first quarter of 2004,” said Thomas M. Joyce, Chairman and Chief Executive Officer of Knight Capital Group. “Our Equity Markets business segment led the way as internal efforts, particularly in our broker-dealer operations, drove solid consecutive and year-over-year third quarter improvement in our financial performance. We believe our institutional business fared better than many in a sluggish institutional market, with modest revenue and earnings increases. Asset Management was an important contributor in the third quarter, as Deephaven’s strategies benefited from improving market conditions, including sustained M&A activity and increased global volatility led by Asia.”

	Q3 2005	Q3 2004
Revenues ($)	184,096,509	101,817,123
Net income (loss) from continuing operations ($)	23,963,640	(6,605,568)
Income from discontinued operations, net of tax ($)	387,934	5,343,961
Net income (loss) ($)	24,351,574	(1,261,607)
Diluted EPS from continuing operations ($)	0.23	(0.06)
Diluted EPS from discontinued operations ($)	—	0.05
Diluted EPS ($)	0.23	(0.01)
U.S. equity dollar value traded (in $ millions)	467,658	333,103
U.S. equity trades executed (in thousands)	50,780	41,572
Average daily U.S. equity trades (in thousands)	793	650
Nasdaq and Listed equity shares traded (in millions)	25,710	22,546
OTC Bulletin Board and Pink Sheet shares traded (in millions)	131,690	294,237
Average revenue capture per U.S. equity dollar value traded (bps)	2.0	2.2
Average month-end balance of assets under management ($ millions)	3,374.6	3,415.5
Quarterly fund return to investors*	5.5%	-0.5%

*	Quarterly fund return represents the blended quarterly return across all assets under management in the Deephaven funds

	YTD 2005	YTD 2004
Revenues ($)	433,326,452	440,172,751
Net income (loss) from continuing operations ($)	24,367,681	(32,225,312)
Income from discontinued operations, net of tax ($)	122,007	14,948,350
Net income (loss) ($)	24,489,688	(17,276,962)
Diluted EPS from continuing operations ($)	0.23	(0.29)
Diluted EPS from discontinued operations ($)	—	0.13
Diluted EPS ($)	0.23	(0.15)
U.S. equity dollar value traded (in $ millions)	1,384,141	1,254,516
U.S. equity trades executed (in thousands)	151,780	150,222
Average daily U.S. equity trades (in thousands)	803	799
Nasdaq and Listed equity shares traded (in millions)	80,172	92,708
OTC Bulletin Board and Pink Sheet shares traded (in millions)	581,539	990,647
Average revenue capture per U.S. equity dollar value traded (bps)	1.7	2.6
Average month-end balance of assets under management ($ millions)	3,372.2	2,756.4
Year-to-date fund return to investors*	5.2%	1.6%

*	Year-to-date fund return represents the blended return across all assets under management in the Deephaven funds

Equity Markets

During the third quarter of 2005, the Equity Markets business segment generated total revenues of $129.4 million, compared to $95.4 million in the third quarter of 2004. In the third quarter of 2005, the Equity Markets business segment reported net operating earnings of $14.3 million, compared to a net operating loss of $1.8 million in the third quarter of 2004.

“Knight made substantial adjustments to its broker-dealer operations beginning in the second quarter, and we had the full three months of the third quarter to affirm our strategy,” Mr. Joyce said. “These changes made an impact on profitability, which was heightened by an increase in retail trading. We refined our structure with new talent across management, sales, service, trading and electronic trading. With enhancements to our trading algorithms and increased automation, today we process more broker-dealer order flow on an automated basis than ever before, allowing for greater efficiency and scale. Knight continues to invest in compliance and technology so that our broker-dealer clients can provide high quality trade execution to their retail customers. Finally, Knight completed its first full quarter with a revised client offering that includes new rebate schedules, resulting in overall lower payment for order flow.

“Our combination of client service, strength in small- and mid-cap stocks and consistency of our execution quality continued to drive institutional business during a quarter that, while better than usual for the cyclical summer season, was still slow,” Mr. Joyce added. “Bright points included our London institutional sales office, which finally achieved profitability, and progress cross-selling Donaldson & Co., Direct Trading Institutional and other offerings. With the launch of Direct Edge ECN and other efforts slated for the coming months, Knight is focused on becoming more visible, emphasizing our value to a greater number of clients, and solidifying our position as a premier provider of trading solutions for our clients in today’s market.”

Asset Management

During the third quarter of 2005, the Asset Management business segment, Deephaven Capital Management, generated $42.0 million in asset management fees, compared to $6.8 million in the same period a year ago. In the third quarter of 2005, the Asset Management business segment reported net operating earnings of $9.6 million, compared to a net operating loss of approximately $300,000 in the third quarter of 2004. Asset Management had approximately $3.4 billion under management at September 30, 2005, down slightly from the $3.5 billion under management at September 30, 2004.

Corporate

In the third quarter of 2005, the Corporate segment reported net operating earnings of $3.2 million, compared to a net operating loss of $4.0 million in the third quarter of 2004.

The company’s investment in the Deephaven funds earned $8.5 million, net of tax, during the third quarter of 2005, compared to a loss of approximately $920,000, net of tax, during the third quarter of 2004. At the end of the third quarter of 2005, the company had $281.8 million invested in the Deephaven funds.

The company had $780.8 million in stockholders’ equity as of September 30, 2005, equivalent to a book value of approximately $7.53 per diluted share. As of September 30, 2005, the company had $183.6 million in cash and cash equivalents and a $281.8 million investment in funds managed by Deephaven, its Asset Management business segment.

During the third quarter of 2005, the company repurchased 5.3 million shares for approximately $43.9 million under the company’s $320 million stock repurchase program. To date, the company has repurchased 37.6 million shares for $295.9 million. At its October 18, 2005 meeting, the Board of

Directors authorized a $25 million increase in the size of its repurchase program to $345 million from $320 million. The company cautions that there are no assurances that any further repurchases may actually occur.

* * *

Copies of this earnings release and other information on the company can be obtained at the company’s Web site, http://www.knight.com. The company will conduct its third quarter 2005 earnings conference call for analysts, investors and the media at 9:00 a.m. Eastern Daylight Time (EDT) today, October 19, 2005. The conference call will be Webcast live at 9:00 a.m. EDT for all investors and interested parties on Knight’s Web site. In addition, the company will release its monthly volume statistics for September 2005 on its Web site before the start of trading today.

* * *

About Knight Capital Group

Knight is a leading provider of comprehensive trade execution and asset management services. Our Equity Markets business offers institutions and broker-dealers high quality trade execution and capital commitment across the depth and breadth of the equity market. Our Asset Management business, Deephaven Capital Management, is a multi-strategy investment manager focused on delivering risk-adjusted returns with low volatility for institutions and high net worth individuals. Knight strives to be a valued partner by providing superior service and continually enhancing its offering to meet client needs. More information about Knight can be obtained at http://www.knight.com.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the Company’s results as determined by generally accepted accounting principles (GAAP), the Company also discloses certain non-GAAP information which management believes provides useful information to investors. Within this press release, the Company has disclosed its net income (loss) amounts for certain reporting periods before charges, writedowns and discontinued operations to assist the reader in understanding the impact of these charges, writedowns and discontinued operations on the Company’s financial results, thereby facilitating more useful period-to-period comparisons of the Company’s businesses.

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Certain Factors Affecting Results of Operations” and “Risks Affecting our Business” in the Company’s Annual Report on Form 10-K.

CONTACTS

Margaret Wyrwas	Greta Morley
Senior Managing Director,	Vice President,
Corporate Communications & Investor Relations	Marketing Communications & Public Relations
201-557-6954 or mwyrwas@knight.com	201-557-6948 or gmorley@knight.com

Kara Fitzsimmons	Molly McDowell
Vice President,	Analyst,
Corporate Communications	Corporate Communications & Investor Relations
201-356-1523 or kfitzsimmons@knight.com	201-356-1723 or mmcdowell@knight.com

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS*

(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2005	2004	2005	2004
REVENUES
Commissions and fees	$74,860,136	$58,598,744	$212,998,365	$203,804,800
Net trading revenue	52,348,902	35,906,795	116,821,896	197,869,499
Asset management fees	41,983,284	6,804,928	67,900,813	28,843,815
Interest and dividends, net	1,763,330	1,198,974	6,319,167	2,828,891
Investment income and other	13,140,857	(692,318)	29,286,211	6,825,746

Total revenues	184,096,509	101,817,123	433,326,452	440,172,751

EXPENSES
Employee compensation and benefits	68,267,912	50,108,698	173,319,157	168,463,224
Execution and clearance fees	24,584,539	22,042,725	71,479,360	88,487,337
Soft dollar and commission recapture expense	15,902,532	14,309,230	46,036,887	44,321,999
Payments for order flow	3,857,048	4,555,323	14,843,211	27,416,779
Communications and data processing	7,969,419	7,867,254	23,934,639	21,583,633
Depreciation and amortization	4,209,028	3,390,310	12,245,859	10,870,338
Occupancy and equipment rentals	3,238,952	4,144,040	10,186,066	12,880,850
Professional fees	6,056,274	4,265,149	14,388,019	11,572,279
Business development	1,616,485	2,053,578	4,617,599	5,921,960
Writedown of assets and lease loss accrual	5,509,360	874,275	10,055,252	3,498,261
Regulatory charges and related matters	—	—	2,000,000	79,200,000
Other	2,784,784	(820,487)	8,864,251	4,118,364

Total expenses	143,996,333	112,790,095	391,970,300	478,335,024

Income (loss) from continuing operations before income taxes	40,100,176	(10,972,972)	41,356,152	(38,162,273)
Income tax expense (benefit)	16,136,536	(4,367,404)	16,988,471	(5,936,961)

Net income (loss) from continuing operations	23,963,640	(6,605,568)	24,367,681	(32,225,312)
Income from discontinued operations, net of tax	387,934	5,343,961	122,007	14,948,350

Net income (loss)	$24,351,574	$(1,261,607)	$24,489,688	$(17,276,962)

Basic earnings per share from continuing operations	$0.24	$(0.06)	$0.23	$(0.29)

Diluted earnings per share from continuing operations	$0.23	$(0.06)	$0.23	$(0.29)

Basic and diluted earnings per share from discontinued operations	$—	$0.05	$—	$0.13

Basic earnings per share	$0.24	$(0.01)	$0.23	$(0.15)

Diluted earnings per share	$0.23	$(0.01)	$0.23	$(0.15)

Shares used in computation of basic earnings per share	101,264,048	112,012,941	104,791,642	112,816,260

Shares used in computation of diluted earnings per share	103,724,202	112,012,941	107,955,922	112,816,260

*	Certain prior period amounts have been reclassified to conform to the current period presentation.

KNIGHT CAPITAL GROUP, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Cash and cash equivalents	$183,558,099	$445,539,282
Securities owned, held at clearing brokers, at market value	376,380,649	254,473,209
Receivable from brokers and dealers	256,258,445	244,881,065
Investment in Deephaven sponsored funds	281,848,158	215,329,959
Fixed assets and leasehold improvements at cost, less accumulated depreciation and amortization	65,523,628	54,382,503
Strategic investments	59,907,552	29,266,796
Goodwill	39,929,678	19,182,248
Intangible assets, less accumulated amortization	30,500,694	11,546,528
Other assets	95,519,062	119,418,725

Total assets	$1,389,425,965	$1,394,020,315

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities
Securities sold, not yet purchased, at market value	$343,619,605	$221,420,569
Payable to brokers and dealers	94,369,941	88,480,788
Accrued compensation expense	95,506,562	123,664,383
Accrued expenses and other liabilities	75,119,665	109,252,681

Total liabilities	608,615,773	542,818,421

Stockholders’ equity
Class A common stock	1,386,977	1,339,655
Additional paid-in-capital	466,431,469	427,451,712
Retained earnings	611,642,474	587,152,786
Treasury stock, at cost	(294,168,558)	(147,636,413)
Accumulated other comprehensive income, net of tax	19,919,914	—
Unamortized stock-based compensation	(24,402,084)	(17,105,846)

Total stockholders’ equity	780,810,192	851,201,894

Total liabilities and stockholders’ equity	$1,389,425,965	$1,394,020,315

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF GAAP TO NON-GAAP DISCLOSURES*

Amounts in millions, except per share data

(Unaudited)

	For the three months ended September 30, 2005
	Equity Markets	Asset Management	Corporate	Discontinued Operations	Total
GAAP NET INCOME	$11.1	$9.6	$3.2	$0.4	$24.4

Adjustments, net of tax:
Writedown of assets and lease loss accrual	3.2	—	—	—	3.2
(Income) from discontinued operations	—	—	—	(0.4)	(0.4)

Net impact of adjustments	3.2	—	—	(0.4)	2.8

NET OPERATING INCOME FROM CONTINUING OPERATIONS	$14.3	$9.6	$3.2	$—	$27.2

GAAP NET INCOME PER DILUTED SHARE	$0.11	$0.09	$0.03	$0.00	$0.23

Adjustments, net of tax:
Writedown of assets and lease loss accrual	0.03	—	—	—	0.03
(Income) from discontinued operations	—	—	—	(0.00)	(0.00)

Net impact of adjustments	0.03	—	—	(0.00)	0.03

NET OPERATING INCOME FROM CONTINUING OPERATIONS PER DILUTED SHARE	$0.14	$0.09	$0.03	$—	$0.26

	For the three months ended September 30, 2004
	Equity Markets	Asset Management	Corporate	Discontinued Operations	Total
GAAP NET (LOSS) INCOME	$(2.3)	$(0.3)	$(4.0)	$5.3	$(1.3)

Adjustments, net of tax:
Writedown of assets and lease loss accrual	0.5	—	—	—	0.5
(Income) from discontinued operations	—	—	—	(5.3)	(5.3)

Net impact of adjustments	0.5	—	—	(5.3)	(4.8)

NET OPERATING (LOSS) FROM CONTINUING OPERATIONS	$(1.8)	$(0.3)	$(4.0)	$—	$(6.1)

GAAP NET (LOSS) INCOME PER DILUTED SHARE	$(0.02)	$(0.00)	$(0.04)	$0.05	$(0.01)

Adjustments, net of tax:
Writedown of assets and lease loss accrual	0.00	—	—	—	0.00
(Income) from discontinued operations	—	—	—	(0.05)	(0.05)

Net impact of adjustments	0.00	—	—	(0.05)	(0.04)

NET OPERATING (LOSS) FROM CONTINUING OPERATIONS PER DILUTED SHARE	$(0.02)	$(0.00)	$(0.04)	$—	$(0.05)

*	Totals may not add due to rounding.

KNIGHT CAPITAL GROUP, INC.

RECONCILIATION OF GAAP TO NON-GAAP DISCLOSURES*

Amounts in millions, except per share data

(Unaudited)

	For the nine months ended September 30, 2005
	Equity Markets	Asset Management	Corporate	Discontinued Operations	Total
GAAP NET INCOME	$6.9	$10.7	$6.7	$0.1	$24.5

Adjustments, net of tax:
Writedown of assets and lease loss accrual	5.8	—	—	—	5.8
Regulatory charges and related matters	—	1.5	—		1.5
(Income) from discontinued operations	—	—	—	(0.1)	(0.1)

Net impact of adjustments	5.8	1.5	—	(0.1)	7.2

NET OPERATING INCOME FROM CONTINUING OPERATIONS	$12.7	$12.2	$6.7	$—	$31.7

GAAP NET INCOME PER DILUTED SHARE	$0.06	$0.10	$0.06	$0.00	$0.23

Adjustments, net of tax:
Writedown of assets and lease loss accrual	0.05	—	—	—	0.05
Regulatory charges and related matters	—	0.01	—	—	0.01
(Income) from discontinued operations	—	—	—	(0.00)	(0.00)

Net impact of adjustments	0.05	0.01	—	(0.00)	0.07

NET OPERATING INCOME FROM CONTINUING OPERATIONS PER DILUTED SHARE	$0.12	$0.11	$0.06	$—	$0.29

	For the nine months ended September 30, 2004
	Equity Markets	Asset Management	Corporate	Discontinued Operations	Total
GAAP NET (LOSS) INCOME	$(26.9)	$4.6	$(9.9)	$14.9	$(17.3)

Adjustments, net of tax:
Writedown of assets and lease loss accrual	2.0	—	—	—	2.0
Regulatory charges and related matters	56.4	—	—	—	56.4
(Income) from discontinued operations	—	—	—	(14.9)	(14.9)

Net impact of adjustments	58.5	—	—	(14.9)	43.5

NET OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS	$31.5	$4.6	$(9.9)	$—	$26.2

GAAP NET (LOSS) INCOME PER DILUTED SHARE	$(0.24)	$0.04	$(0.09)	$0.13	$(0.15)

Adjustments, net of tax:
Writedown of assets and lease loss accrual	0.02	—	—	—	0.02
Regulatory charges and related matters	0.50	—	—	—	0.50
(Income) from discontinued operations	—	—	—	(0.13)	(0.13)

Net impact of adjustments	0.52	—	—	(0.13)	0.39

NET OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS PER DILUTED SHARE	$0.28	$0.04	$(0.09)	$—	$0.23

*	Totals may not add due to rounding.